Premier VIT
OpCap Small Cap Portfolio

Supplement dated March 30, 2006

to the

Prospectus dated May 1, 2005

Effective March 31, 2006, Mark F. Degenhart is no longer the portfolio manager for the OpCap Small Cap Portfolio. Thomas Browne will replace Mr. Degenhart as the portfolio manager. The disclosure in the Prospectus under "Fund Management" is modified accordingly, as set forth below:

Thomas Browne, Vice President and Portfolio Manager/Analyst of Oppenheimer Capital, has been the portfolio manager of the Small Cap Portfolio since March 31, 2006. Prior to joining the firm in 2003, he held portfolio management and equity analysis positions at SEB Asset Management and Palisade Capital Management. Mr. Browne holds a BBA from the University of Notre Dame and an MBA from New York University's Stern School of Business.